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Disclaimer:
This is filed pursuant to rule 497(e)
File #33-18647 and 811-05398
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                                                              Class A Prospectus

                          ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  May 1, 2001

                            Money Market Portfolio

  This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

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

                               TABLE OF CONTENTS

                                         Page
                                         ----
RISK/RETURN SUMMARY.....................    4
DESCRIPTION OF THE PORTFOLIO............    6
   Investment Objectives and Strategies.    6
   Risk Considerations..................    7
MANAGEMENT OF THE PORTFOLIOS............    8
PURCHASE AND SALE OF SHARES.............    9
   How The Portfolio Values its Shares..    9
   How To Purchase and Sell Shares......    9
DIVIDENDS, DISTRIBUTIONS AND TAXES......    9
FINANCIAL HIGHLIGHTS....................   10

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

This Prospectus describes the Money Market Portfolio of Alliance Variable Products Series Fund. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    . how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    . changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar chart for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Money Market Portfolio

Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

   Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

   Principal Risks: The principal risks of investing in the Portfolio are:

    . Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

    . Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               PERFORMANCE TABLE

                                                  Since
                                 1 Year 5 Years Inception
                                 ------ ------- ---------
                       Portfolio  5.91%   5.09%     4.62%

The average annual total returns in the performance table are for periods ended December 31, 2000. Since Inception return information is from December 30, 1992.

                                   BAR CHART

                                    [CHART]



                              91             N/A

                              92             N/A

                              93             2.3

                              94             3.3

                              95             5.0

                              96             4.7

                              97             5.1

                              98             5.0

                              99             4.7

                              00             5.9



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 1.52%, 3rd quarter, 2000; and

   Worst quarter was up .54%, 4th quarter, 1993.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    . Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    . Except as noted, the Portfolio's investment strategies are not "fundamental" and they can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND STRATEGIES

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    . marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    . certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    . high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    .  repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

RISK CONSIDERATIONS

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

The Portfolio is also subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

                         MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2000, totaling more than $454 billion (of which more than $175 billion represented the assets of investment companies). As of December 31, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios currently have more than 6.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2000, the Portfolio paid Alliance .50% as a percentage of average net assets:

Portfolio Manager

The person who is primarily responsible for the day-to-day management of the Portfolio is Raymond J. Papera, who has been primarily responsible for the Portfolio since 1997. Mr. Papera is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1996.

                          PURCHASE AND SALE OF SHARES

How The Portfolio Values Its Shares

The Portfolio's net asset value or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 pm, Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Purchase and Sell Shares

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                            Money Market Portfolio

                                                                Year Ended December 31,
                                                    -----------------------------------------------
                                                      2000      1999      1998      1997     1996
                                                    --------  --------  --------  -------  -------
Net asset value, beginning of period............... $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                                    --------  --------  --------  -------  -------
Income From Investment Operations
Net investment income..............................      .06       .05       .05      .05      .05
                                                    --------  --------  --------  -------  -------
Less: Dividends
Dividends from net investment income...............     (.06)     (.05)     (.05)    (.05)    (.05)
                                                    --------  --------  --------  -------  -------
Net asset value, end of period..................... $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                                    ========  ========  ========  =======  =======
Total Return
Total investment return based on net asset value(a)     5.91%     4.69%     4.98%    5.11%    4.71%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).......... $146,270  $134,467  $119,574  $67,584  $64,769
Ratios to average net assets of:
   Expenses........................................      .67%      .64%      .68%     .64%     .69%
   Net investment income...........................     5.73%     4.59%     4.84%    5.00%    4.64%

--------
Footnote:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Portfolio, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 1520
          Secaucus, NJ 07096-1520

By phone: For Information: (800) 221-5672
          For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

    . Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    . Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    . Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

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